Exhibit 10.1

CONFIRMATION

DATE:	October 27, 2004

TO:	Boise Cascade Corporation

	Telephone No.:	208-384-6073
	Facsimile No. :	208-384-4920
	Attention :	Wayne Rancourt

FROM:	J. Aron & Company

SUBJECT:	Swap Transaction

REF NO:	NUUS410EZ0 (600000000) / (006 436 190)

The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the “Transaction”) between J. Aron & Company (“ARON”) and Boise Cascade Corporation (“Counterparty”). This communication constitutes a “Confirmation” as referred to in the Swap Agreement specified below.

1.     This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions (the “Definitions”), published by the International Swaps and Derivatives Association, Inc. This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of April 2, 2002 as amended and supplemented from time to time (the “Swap Agreement”) between ARON and Counterparty.   All provisions contained in, or incorporated by reference to, the Swap Agreement shall govern this Confirmation except as expressly modified below.   In the event of any inconsistency between this Confirmation, the Definitions, or the Swap Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 1,238,000,000

Trade Date:	October 27, 2004

Effective Date:	December 20, 2004

Termination Date:	December 20, 2019, subject to adjustment in accordance with the Modified Following Business Day Convention and, subject to early termination as set forth under “Additional Provisions” below.

Floating Rate Amounts:

Floating Rate Payer:	ARON

Floating Rate Payer Payment Dates:

Quarterly, on each March 20th, June 20th, September 20th, and December 20th, commencing on March 20, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate Designated Maturity:	3 Months

Floating Rate Spread:	None

Floating Rate Reset Dates:	The first day of each Calculation Period

Floating Rate Day Count Fraction:	Actual/360

Floating Rate Period End Dates:	Adjusted in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:

Semi-annually, on each June 20th and December 20th, commencing on June 20, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate:	4.9744%

Fixed Rate Day Count Fraction:	30/360

Fixed Rate Period End Dates:	Unadjusted

Business Days:	New York and London

Calculation Agent:	ARON

3. Additional Provisions:

(a) Early Termination

Mandatory Early Termination:	Applicable

(b) Settlement Terms

Mandatory Early Termination Date:	The Effective Date

Business Day Convention for Mandatory Early Termination Date:	Modified Following

Cash Settlement Valuation Time:	11:00 a.m. New York time

Cash Settlement Valuation Date:	The second Valuation Business Day preceding the Mandatory Early Termination Date

Valuation Business Days:	New York and London

Cash Settlement Method:	Cash Price

Cash Settlement Reference Banks:	To be agreed on the Mandatory Early Termination Date

Quotation Rate:	To be determined by Calculation Agent on the Mandatory Early Termination Date

4. Credit Support Documents:	None

5. Account Details:

Payments to ARON:

For the Account of:	J. Aron & Company
Name of Bank:	Citibank, N.A. New York
Account No:	09292521
SWIFT No:	021000089

GSCM inquiries	Swap Operations
J. Aron & Company
Telephone No.: 212-357-7836
Facsimile No.: 212-902-5692

Payments to Counterparty:

In accordance with Counterparty’s written instructions as set forth below or otherwise delivered to ARON. ARON shall make no payments without having received (i) such written instructions and (ii) a fully executed facsimile copy of this Confirmation or other written acceptance of the terms hereof.

For the Account of:	OfficeMax Incorporated
Name of Bank:	JP Morgan Chase NY
Account No:	304-153346
SWIFT CODE:	021 000 021

6. Offices:

(a)   The Office of ARON for this Transaction is 85 Broad Street, New York, New York, 10004.

(b)   The Office of Counterparty for this Transaction is 1111 West Jefferson Street, Boise, Idaho, 83728.

7. Counterparty hereby agrees (a) to check this Confirmation (Reference No.: NUUS410EZ0 (600000000)) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between ARON and Counterparty with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

Very truly yours,

J. ARON & COMPANY

By:	/s/ Carlos A. Landaure
Name:
Title:

Agreed and Accepted By:
BOISE CASCADE CORPORATION

By:	/s/ Ted Crumley
Name:
Title:

Counterparty Reference No.: